Exhibit 10.4

EXECUTION VERSION

CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT, dated as of December 22, 2006 (this “Agreement”), is entered into among Velocity Express Corporation, a Delaware corporation (“Parent”), and each of Parent’s Subsidiaries identified on the signature pages hereof as “Obligors” (such Subsidiaries, together with Parent are referred to hereinafter each individually as an “Obligor” and collectively as the “Obligors”).

WHEREAS, contemporaneously herewith, the Obligors, the lenders identified on the signature pages to the Credit Agreement referred to below (such lenders, together with their respective successors and permitted assigns, each a “Lender” and collectively, the “Lenders”), and Wells Fargo Foothill, Inc., a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Agent”), are entering into the Credit Agreement, of even date herewith (as amended, restated, supplemented, modified, renewed, extended, or replaced from time to time, the “Credit Agreement”);

WHEREAS, the Obligors are jointly and severally liable for the repayment of the Obligations owing by the Borrowers to the Lender Group (as defined below) and the Bank Product Provider (as defined in the Credit Agreement) under the Credit Agreement and each of the other Loan Documents (as defined in the Credit Agreement);

WHEREAS, in order to induce each member of the Lender Group to enter into the Credit Agreement and to effect an equitable sharing of the Obligors’ risks thereunder and to establish certain rights and obligations of contribution among the Obligors with respect to the Secured Obligations (as defined below), each of the Obligors wishes to enter into this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms.

(a) All capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement.

(b) The following terms, as used in this Agreement, shall have the following meanings:

“Agreement” shall mean this Contribution Agreement, together with any and all future additions, alterations, amendments, changes, extensions, modifications, renewals, substitutions, restatements, or supplements hereto or hereof.

“Lender Group” shall mean, individually and collectively, each of the Lenders (including the Issuing Lender) and the Agent.

“Net Worth” shall have the meaning set forth in Section 2 hereof.

“Payment Percentage” shall have the meaning set forth in Section 2 hereof.

“Secured Obligations” shall mean (a) all loans, Advances, debts, principal, interest (including any interest that accrues after the commencement of an Insolvency Proceeding regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), contingent reimbursement obligations with respect to outstanding Letters of Credit, premiums, liabilities (including all amounts charged to the Loan Account), obligations (including indemnification obligations), fees (including the fees provided for in the Fee Letter), charges, costs, Lender Group Expenses (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), lease payments, guaranties, covenants, and duties of any kind and description owing by the Obligors to the Lender Group pursuant to or evidenced by the Credit Agreement or any of the other Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all Lender Group Expenses that the Obligors are required to pay or reimburse by the Loan Documents, by law, or otherwise, and (b) all Bank Product Obligations.

(c) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (v) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. All of the exhibits or schedules attached to this Agreement shall be deemed incorporated herein by reference.

2. Right of Contribution. If any Obligor makes a payment in respect of the Secured Obligations that is less than its Payment Percentage (as calculated below) of the Secured Obligations, then, upon indefeasible payment in full in cash of the Secured Obligations, the Obligor making such proportionately smaller payment shall pay to the other Obligors that amount which is necessary such that the net payments made by all Obligors in respect of the Secured Obligations are shared among all of the Obligors pro rata according to their respective Payment Percentages. If any Obligor receives any payment in respect of the Secured Obligations that is greater than its Payment Percentage (as calculated below) of the Secured Obligations, then the Obligor receiving such proportionately greater payment shall pay to the other Obligors that amount which is necessary such that the payments received by all Obligors shall be shared among all Obligors pro rata according to their respective Payment Percentages.

Each Obligor’s “Payment Percentage” shall mean the percentage calculated by dividing (a) the Net Worth of such Obligor by (b) the sum of the Net Worth of all of the Obligors, which Payment Percentage is subject to redetermination or adjustment as hereinafter set forth. Notwithstanding anything to the contrary contained herein, (i) the Guarantors shall have no contribution obligations under this Section 2 unless a Guarantor makes a payment in respect of the Secured Obligations and (ii) the Net Worth of each Guarantor shall be included in the calculation of each Obligor’s Payment Percentage only to the extent a Guarantor makes a payment in respect of the Secured Obligations.

For purposes of the calculation (and any recalculation) of any particular Obligor’s Payment Percentage, such Obligor’s “Net Worth” shall mean the amount, calculated as of the date such Obligor became a signatory to this Agreement, by which the sum of all of such Obligor’s assets is greater than the sum of all of such Obligor’s debts, at fair valuations, and after giving effect to the inclusion and exclusion of the matters included and excluded in determining whether a debtor is insolvent according to Section 548 of Title 11 of the United States Code; provided, however, that for the purpose of determining the “Net Worth” of any Obligor, no value shall be given to such Obligor’s equity interest in any other Obligor.

This Section 2 shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, any of the Secured Obligations, and such provisions are made for the benefit of the holders of any of the Secured Obligations, and such holders are made obligees hereunder and any of them may enforce the provisions of this Section 2.

3. Right of Contribution Constitutes an Asset. Each of the Obligors hereto acknowledges that the right to contribution hereunder shall constitute an asset of the Obligor to which such right is owing, but shall not be considered part of such Obligor’s “Net Worth” for the purposes of the calculation of such Obligor’s Payment Percentage pursuant to Section 2 hereof.

4. Representations and Warranties. Each Obligor represents and warrants to each other party hereto, to the Lender Group and the Bank Product Provider, and to each of their respective successors and assigns that:

(a) the execution, delivery, and performance by each party hereto of this Agreement are within such party’s powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any Governmental Authority, and do not contravene or constitute a default under any provision of law or regulation applicable to it or of the Governing Documents of such party or of any agreement, judgment, injunction, order, decree, or other instrument binding upon such party or result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of such party; and

(b) this Agreement constitutes the legal, valid and binding agreement of each party hereto, enforceable against such party in accordance with its terms, except as enforcement thereof may be affected by: (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors’ rights generally; (ii) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and (iii) the fact that rights to contribution thereunder may be limited by federal or state securities laws.

5. No Waivers; Remedies. No failure or delay by any Obligor in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative, in addition to and non-exclusive of any rights or remedies provided by law. This Agreement shall not limit any right which any Obligor may have against any other person which is not a party hereto.

6. Amendments. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by each of the parties hereto and is made with the consent of the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

7. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8. CHOICE OF LAW AND VENUE. THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE OBLIGORS, SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OBLIGOR AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND DETERMINED IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK TO THE MAXIMUM EXTENT PERMITTED BY LAW. EACH OBLIGOR HEREBY EXPRESSLY WAIVES ANY RIGHT SUCH OBLIGOR MAY HAVE TO THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

9. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH OBLIGOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF THE OBLIGORS WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH OBLIGOR HEREBY AGREES THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY MAY FILE A COPY OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY OR PARTIES TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

10. Headings. Headings used in this Agreement are for convenience of reference only and shall neither constitute a part of this Agreement for any other purpose nor affect the construction of this Agreement.

11. No Inconsistent Requirements. In the event of a direct conflict between the terms and provisions contained in this Agreement and the terms and provisions contained in the Credit Agreement, it is the intention of the parties hereto that such terms and provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Credit Agreement shall control and govern.

12. Reliance. Each of the Obligors hereby agrees that this Agreement may be relied upon by the Lender Group and the Bank Product Provider, that the Lender Group and the Bank Product Provider shall be intended third party beneficiaries hereof, enforceable by the Lender Group and the Bank Product Provider against the Obligors and that this Agreement shall constitute a Loan Document for all purposes.

13. Counterparts; Facsimile Execution. This Agreement may be signed in any number of counterparts, each of which shall constitute an original, and all of which, taken together, shall constitute one agreement with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when a counterpart hereof shall have been signed by all the parties hereto. Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile or electronic mail also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered, as of the date first above written.

OBLIGORS:

VELOCITY EXPRESS, INC.,
a Delaware corporation

By:
Name:
Title:

VELOCITY EXPRESS LEASING, INC.,
a Delaware corporation

By:
Name:
Title:

VXP MID-WEST, INC.,
a Delaware corporation

By:
Name:
Title:

VXP LEASING MID-WEST, INC.,
a Delaware corporation

By:
Name:
Title:

CLICK MESSENGER SERVICE, INC.,
a New Jersey corporation

By:
Name:
Title:

SECURITIES COURIER CORPORATION,
a New York corporation

By:
Name:
Title:

OLYMPIC COURIER SYSTEMS, INC.,
a New York corporation

By:
Name:
Title:

SILVER STAR EXPRESS, INC.,
a Florida corporation

By:
Name:
Title:

CLAYTON /NATIONAL COURIER SYSTEMS, INC.,
a Missouri corporation

By:
Name:
Title:

VELOCITY EXPRESS CORPORATION,
a Delaware corporation

By:
Name:
Title:

CD&L, INC.,
a Delaware corporation

By:
Name:
Title: